Exhibit 10.29

FIFTH AMENDMENT

TO

SECOND AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT to Second Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into this 25th day of September, 2009 (the “Amendment Date”), by and between SILICON VALLEY BANK (“Bank”) and QUICKLOGIC CORPORATION, a Delaware corporation (“Borrower”), whose address is 1277 Orleans Drive, Sunnyvale, California 94089-1138.

RECITALS

A.                                   Borrower and Bank have previously entered into that certain Second Amended and Restated Loan and Security Agreement dated as of June 30, 2006 (as amended, modified, supplemented or restated, from time to time, the “Loan Agreement”).

B.                                     Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.                                     Borrower has requested that Bank amend the Loan Agreement and Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.                                      Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.                                      Amendments to Loan Agreement.

2.1                               Section 6.8 (Financial Covenants).  Section 6.8(a) of the Loan Agreement is hereby amended in its entirety and replaced with the following:

(a)                                  Tangible Net Worth.  A Tangible Net Worth of at least $11,000,000, commencing with the month ending September 27, 2009.

2.2                               Section 6.8 (Financial Covenants).  Section 6.8(c) is hereby added to the Loan Agreement as follows:

(c)                                  Cash.  Borrower shall maintain unrestricted cash or Cash Equivalents (subject to Bank’s security interest) at all times in an amount of at least $8,000,000.

2.3                               Exhibit C (Compliance Certificate).  The Compliance Certificate attached as Exhibit C to the Loan Agreement is hereby amended in its entirety and replaced with the form of Exhibit C attached to this Amendment.

1

2.4                               Disclosure Letter.  The Disclosure Letter delivered in connection with the Second Amended and Restated Loan and Security Agreement is hereby amended in its entirety and replaced with the Disclosure Letter attached as Exhibit I to this Amendment.  All references to the Disclosure Letter in the Loan Documents shall be deemed to refer to the Disclosure Letter attached hereto.

3.                                      Limitation of Amendments.

3.1                               The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2                               This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.                                      Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1                               Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2                               Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3                               The organizational documents of Borrower delivered to Bank on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4                               The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5                               The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6                               The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

2

4.7                               This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.                                      Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.                                      Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) Bank’s receipt of a loan fee in the amount of $10,000, fully earned and payable to Bank as of the Amendment Date.

[Signature page follows.]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

SILICON VALLEY BANK		QUICKLOGIC CORPORATION

BY:	/s/ Kevin Wallace	BY:	/s/ Ralph Marimon
NAME:	Kevin Wallace	NAME:	Ralph Marimon
TITLE:	Relationship Manager	TITLE:	CFO

Fifth Amendment to Second Amended and Restated Loan and Security Agreement

S-1

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

QUICKLOGIC CORPORATION

TO:	SILICON VALLEY BANK
3003 Tasman Drive
Santa Clara, CA 95054

FROM:	QUICKLOGIC CORPORATION
1227 Orleans Drive
Sunnyvale, CA 94089-1138

The undersigned authorized officer of QuickLogic Corporation (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                                with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date, except for representations and warranties made as of a specific earlier date, which are to be true and correct in all material respects as of such earlier date.  Attached are the required documents supporting the certification.  The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter, footnotes or year end adjustments.  The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting and Financial Covenants	Required	Complies
Monthly financial statements + CC	Monthly within 45 days	Yes	No
Annual (Audited)	Annual within 120 of FYE	Yes	No
Board Approved Projections	Prior to December 20th	Yes	No
Accounts Payable and Accounts Receivable Listings	Within 30 days of the end of each month	Yes	No
10-Q, 10-K, and 8-K	Within 5 days after filing with SEC	Yes	No
Minimum Tangible Net Worth	Monthly; $11,000,000	Yes	No
Quick Ratio Adjusted	Monthly; 2.00 to 1.00	Yes	No
Minimum Cash	Monthly; $8,000,000	Yes	No

Have there been updates to Borrower’s intellectual property, if appropriate?    Yes    No

The following financial covenant analys[is][es] and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)

[Signature page follows]

QUICKLOGIC CORPORATION	BANK USE ONLY

By:	Received by:

Name:	AUTHORIZED SIGNER

Title:	Date:

Verified:

AUTHORIZED SIGNER

Date:

Compliance Status: Yes No

Schedule 1

EXHIBIT I

Attached hereto

DISCLOSURE LETTER

To:  Silicon Valley Bank

This amendment to the Disclosure Letter is delivered in connection with the Second Amended and Restated Loan and Security Agreement (the “Credit Agreement”) dated as of June 30, 2006, by and between QuickLogic Corporation, as Borrower (“Company”), and Silicon Valley Bank, as Bank.  The items set forth in the attached Schedules represent exceptions, qualifications and disclosures which are listed herein pursuant to the terms of the Credit Agreement which are in addition to the Litigation, Permitted Indebtedness, Permitted Investments and Permitted Liens identified in the Credit Agreement. Capitalized terms used herein (or in the attached Schedules) and defined in the Credit Agreement shall have the meanings ascribed in the Credit Agreement, unless the context otherwise requires.

IN WITNESS WHEREOF, the undersigned has executed this Disclosure Letter as of September 27, 2009.

QuickLogic Corporation
a Delaware Corporation

By:	//Ralph S. Marimon
Name:	Ralph S. Marimon
Title:	Chief Financial Officer

Schedule A

Litigation

To the Borrower’s knowledge, Borrower has no material proceeding, pending or threatened litigation which is not disclosed in either the Credit Agreement or the Borrower’s public financial statements filed with the Securities and Exchange Commission.  In addition to the above disclosures, the Company is aware of the following matters, none of which it considers to be material at this time:

On September 18, 2009, QuickLogic was served with an Amended Complaint for Patent Infringement.  The action was filed in the U.S. District Court for the State of Delaware against multiple defendant corporations by Xpoint Technologies, Inc.   The action seeks monetary damages and injunctive relief under the Patent Act of the United States and alleges defendants infringe U.S. Patent No. 5,913,028 entitled “Client/Server Data Traffic Delivery System and Method”.  Specifically, the action alleges QuickLogic’s Smart Programmable Integrated Data Aggregator (SPIDA) technology infringes the ‘028 patent.  QuickLogic is currently reviewing the complaint and the patent to determine its defenses to the action.

Schedule B

Permitted Indebtedness

To the Borrower’s knowledge, Borrower has no material indebtedness which is not disclosed in either the Credit Agreement, the Borrower’s public financial statements filed with the Securities and Exchange Commission or filed under the Uniform Commercial Code, including but not limited to the following items:

Current debt with Silicon Valley Bank

Lease obligations, including but not limited to:

Avaya, Inc. – PBX lease

GMBH Auto Lease

International office leases

Orleans Properties, LLC – Sunnyvale facility, including leasehold improvements

G E Capital – copiers, business equipment

Pinnacle Document Systems – copiers, fax machines, etc.

Pitney Bowes Credit Corporation– mail machine

Mentor – synthesis software for resale

Toronto copier lease

Indebtedness to trade creditors in the ordinary course of business

Schedule C

Permitted Investments

To the Borrower’s knowledge, Borrower has no material investments which are not disclosed in either the Credit Agreement or the Borrower’s public financial statements filed with the Securities and Exchange Commission (other than the Amkor Investment), including but not limited to the following items:

Investments in Tower Semiconductor ordinary shares and wafer credits. The Company plans to hold 450,000 shares of Tower to secure favorable wafer pricing and may decide to sell the remaining 894,543 Tower shares.

Investments according to our investment policy, including but not limited to money market investment account at SVB Securities, E*Trade and Banc of America Investment Services, Inc., of which 40% may be held outside of Silicon Valley Bank.

Investments, advances, and bank accounts in wholly-owned subsidiaries, including but not limited to QuickLogic International, Inc., QuickLogic Canada Company, QuickLogic Kabushiki Kaisha, QuickLogic (India) Private Limited, and QuickLogic GmbH

Travel advances and relocation loans to employees

Housing advances to employees in India

Notes receivable of, or prepaid royalties or license fees, and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business.

A payment of $1,000,000 (maximum $1,500,000) to Amkor to secure assembly and test capacity for a two-year period. This payment will be refunded to QuickLogic at a rate of $125,000 per quarter (assuming $1,000,000), provided that Quicklogic loads a specified volume at Amkor for the quarter.  If QuickLogic loads less than the specified volume Amkor retains all or a portion of the $125,000 for that quarter.

Schedule D

Permitted Liens

To the Borrower’s knowledge, Borrower has no material liens which are not disclosed in either the Credit Agreement, the Borrower’s public financial statements filed with the Securities and Exchange Commission or filed under the Uniform Commercial Code, including but not limited to the following items:

Liens for taxes, fees, assessments and other government charges of levies, either not delinquent or being contested in good faith.

Purchase money liens on Equipment of Software.

Liens for Permitted Debt, including Capital Leases and debt with Cadence for EDA software, with Mentor Graphics for development and support synthesis software and with other suppliers used to finance our equipment and software purchases, including but not limited to:

UCC filings by Silicon Valley Bank;

UCC filings by G E Capital;

Licenses and sublicenses granted in the ordinary course of business;

Leases of subleases granted in the ordinary course of business, including in connection with Borrower’s leased premises or leased property;

Liens arising from judgments, decrees or attachments, including the state of Texas withdrew approximately $110,000 of funds on deposit at Silicon Valley Bank. The state of Texas assumed that the Company owed sales tax on revenue since 1993. The Company expects to recover a portion of these funds.

Schedule E

Business Locations

Borrower currently has offices in California; Maryland; Massachusetts, Minnesota; New Hampshire; Texas; Pennsylvania; Ontario, Canada; Bangalore, India; Hong Kong; London, England; Malaysia; Munich, Germany; Taiwan; Shanghai, China; Beijing, China; and Tokyo, Japan.

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

Dated:

I.	Tangible Net Worth (Section 6.8(a))

Required:	$11,000,000

Actual:

A.	Value of Line I. (Tangible Net Worth)	$

Is line A equal to or greater than $11,000,000?

☐ No, not in compliance	☐ Yes, in compliance

II.	Adjusted Quick Ratio (Section 6.8(b))

Required:	2:00:1.00

Actual:

A.	Aggregate value of the unrestricted cash and cash equivalents of Borrower and its Subsidiaries	$

B.	Aggregate value of the net billed accounts receivable of Borrower and its Subsidiaries	$

C.	Aggregate value of the Investments with maturities of fewer than 12 months of Borrower and it Subsidiaries held at Bank or its affiliates	$

D.	Quick Assets (the sum of lines A through C)	$

E.	Aggregate value of Obligations to Bank	$

F.	Quick Ratio (line D divided by line E)

Is line F equal to or greater than 2.00:1:00?

☐ No, not in compliance	☐ Yes, in compliance

III.	Cash (Section 6.8(c))

Required:	$8,000,000

Actual:

A.	Value of Line III. (Cash)	$

Is line A equal to or greater than $8,000,000?

☐ No, not in compliance	☐ Yes, in compliance

SILICON VALLEY BANK

PRO FORMA INVOICE FOR LOAN CHARGES

BORROWER:	QuickLogic Corporation

LOAN OFFICER:

DATE:	September , 2009

Loan Fee		$10,000.00

Documentation Fee	$

TOTAL FEES DUE		$10,000.00

☐  A check for the total amount is attached.

☐  Debit DDA #                                    for the total amount.

BORROWER:

Authorized Signer	(Date)

SILICON VALLEY BANK

Loan Officer Signature	(Date)